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                                                                   EXHIBIT 32.01

                              Nematron Corporation
      Certification of President and COO, the CEO and the VP-Accounting and
                              Corporate Controller
                       Pursuant to 18 U.S.C. Section 1350,
      as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-KSB of Nematron Corporation (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Jeffrey K. Crowell, as President and Chief Operating officer, Matthew S. Galvez, as Chief Executive Officer of the Company, and Tina M. Raiford, Vice President - Accounting and Corporate Controller of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jeffrey K. Crowell
------------------------------------

Name:    Jeffrey K. Crowell
Title:   President and Chief Operating Officer
Date:    March 30, 2004


/s/ Matthew S. Galvez
------------------------------------

Name:    Matthew S. Galvez
Title:   Chief Executive Officer
Date:    March 30, 2004


/s/ Tina M. Raiford
------------------------------------

Name:    Tina M. Raiford
Title:   Vice President - Accounting and Corporate Controller
Date:    March 30, 2004

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.